Exhibit 99.2


    Golden West Financial Releases Thirteen Month Statistical Data


    OAKLAND, Calif.--(BUSINESS WIRE)--Oct. 21, 2004--Golden West Financial Corporation (NYSE:GDW) (PCX:GDW), parent of World Savings Bank, today released statistical data for the thirteen months ended September 30, 2004.
    Headquartered in Oakland, California, Golden West is one of the nation's largest financial institutions with assets over $100 billion as of September 30, 2004. The Company has one of the most extensive thrift branch systems in the country, with 276 savings branches in 10 states and lending operations in 38 states. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

    (Financial Information Attached)


          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                    September 2003 - September 2004
                         (Dollars in millions)

                                                2004
                               ---------------------------------------
                                  SEP       AUG       JUL       JUN
                               --------- --------- --------- ---------
Total Assets                   $100,248  $ 98,553  $ 96,033  $ 93,158

Cash and Investments           $  1,203  $  1,655  $  2,026  $  1,836

Loans and MBS                  $ 96,616  $ 94,521  $ 91,677  $ 89,094
Adjustable Rate Mortgages and
 MBS                           $ 93,427  $ 91,201  $ 88,452  $ 85,732

Loans Originated - Month       $  4,343  $  4,873  $  4,856  $  4,791
  Percentage ARMs - Month            99%       99%       99%       99%
  Percentage Refinances -
   Month                             71%       68%       68%       69%
Loans Originated - YTD         $ 35,905  $ 31,562  $ 26,689  $ 21,833
  Percentage ARMs - YTD              99%       99%       98%       98%
  Percentage Refinances - YTD        71%       71%       71%       72%

Total Deposits                 $ 51,667  $ 50,867  $ 49,775  $ 48,611

Total Deposit Net Activity -
 Month                         $    800  $  1,092  $  1,164  $    767

Total Deposit Net Activity -
 YTD                           $  4,940  $  4,140  $  3,048  $  1,884

Federal Home Loan Bank
 Borrowings                    $ 32,017  $ 31,775  $ 30,232  $ 28,712
Other Borrowings:
   Reverse Repurchases            3,650     3,669     3,571     3,471
   Federal Funds Purchased            0         0         0         0
   Bank Notes                       869     1,148     1,631     1,787
   Senior Debt                    3,998     3,001     2,993     2,990
   Subordinated Notes                 0         0         0         0
                               --------- --------- --------- ---------
Total Borrowings               $ 40,534  $ 39,593  $ 38,427  $ 36,960
                               ========= ========= ========= =========

Yield on Loan Portfolio            4.59%     4.54%     4.50%     4.50%
Yield on Interest-Earning
 Investments                       1.90      1.56      1.32      1.35
                               --------- --------- --------- ---------
   Combined Yield on
    Interest-Earning Assets        4.57%     4.51%     4.46%     4.46%

Cost of Deposits                   1.97%     1.94%     1.91%     1.88%
Cost of Federal Home Loan
 Bank Borrowings                   1.78      1.65      1.48      1.35
Cost of Other Borrowings           2.21      1.95      1.84      1.73
                               --------- --------- --------- ---------
   Combined Cost of Funds          1.93%     1.84%     1.75%     1.69%
                               --------- --------- --------- ---------

Net Interest Rate Spread
 (Primary Spread)                  2.64%     2.67%     2.71%     2.77%
                               ========= ========= ========= =========

Loans Sold                     $     30  $     35  $     35  $     79

Loan and MBS Repayments and
 Payoffs - Month               $  2,113  $  2,103  $  2,104  $  2,308
As a % of Prior Month Loan
 Balances (Annualized)            26.96%    27.66%    28.47%    32.18%

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets             .36%      .37%      .40%      .41%


                                                     2004
                                         -----------------------------
                                            MAY       APR       MAR
                                         --------- --------- ---------
Total Assets                             $ 90,336  $ 88,499  $ 86,605

Cash and Investments                     $  1,706  $  1,688  $  1,372

Loans and MBS                            $ 86,437  $ 84,664  $ 83,079
Adjustable Rate Mortgages and MBS        $ 83,278  $ 81,549  $ 79,890

Loans Originated - Month                 $  3,853  $  3,795  $  3,839
  Percentage ARMs - Month                      98%       98%       98%
  Percentage Refinances - Month                72%       73%       72%
Loans Originated - YTD                   $ 17,042  $ 13,189  $  9,394
  Percentage ARMs - YTD                        98%       98%       98%
  Percentage Refinances - YTD                  72%       73%       72%

Total Deposits                           $ 47,844  $ 47,353  $ 47,384

Total Deposit Net Activity - Month       $    491  $    (31) $    253

Total Deposit Net Activity - YTD         $  1,117  $    626  $    657

Federal Home Loan Bank Borrowings        $ 27,210  $ 26,214  $ 24,806
Other Borrowings:
   Reverse Repurchases                      2,872     3,072     2,672
   Federal Funds Purchased                      0         0         0
   Bank Notes                               2,865     2,500     2,505
   Senior Debt                              1,990     1,990     1,990
   Subordinated Notes                           0         0         0
                                         --------- --------- ---------
Total Borrowings                         $ 34,937  $ 33,776  $ 31,973
                                         ========= ========= =========

Yield on Loan Portfolio                      4.52%     4.55%     4.58%
Yield on Interest-Earning Investments        1.04      1.05      1.05
                                         --------- --------- ---------
   Combined Yield on Interest-Earning
    Assets                                   4.47%     4.51%     4.55%

Cost of Deposits                             1.85%     1.85%     1.85%
Cost of Federal Home Loan Bank
 Borrowings                                  1.24      1.22      1.23
Cost of Other Borrowings                     1.61      1.61      1.64
                                         --------- --------- ---------
   Combined Cost of Funds                    1.63%     1.62%     1.63%
                                         --------- --------- ---------

Net Interest Rate Spread (Primary
 Spread)                                     2.84%     2.89%     2.92%
                                         ========= ========= =========

Loans Sold                               $     81  $      64  $     51

Loan and MBS Repayments and Payoffs -
 Month                                   $  2,090  $  2,099  $  1,949
As a % of Prior Month Loan Balances
 (Annualized)                               29.62%    30.32%    28.87%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets          .44%      .45%      .48%



          GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     MONTHLY FINANCIAL HIGHLIGHTS
                    September 2003 - September 2004
                         (Dollars in millions)


                                                        2004
                                                ---------------------
                                                   FEB         JAN
                                                ---------   ---------
Total Assets                                    $ 84,945    $ 82,910

Cash and Investments                            $  1,839    $  1,216

Loans and MBS                                   $ 81,003    $ 79,600
Adjustable Rate Mortgages and MBS               $ 78,042    $ 76,769

Loans Originated - Month                        $  2,690    $  2,865
  Percentage ARMs - Month                             98%         98%
  Percentage Refinances - Month                       74%         71%
Loans Originated - YTD                          $  5,555    $  2,865
  Percentage ARMs - YTD                               98%         98%
  Percentage Refinances - YTD                         72%         71%

Total Deposits                                  $ 47,131    $ 46,875

Total Deposit Net Activity - Month              $    256    $    148

Total Deposit Net Activity - YTD                $    404    $    148

Federal Home Loan Bank Borrowings               $ 24,110    $ 22,008
Other Borrowings:
   Reverse Repurchases                             1,971       2,571
   Federal Funds Purchased                             0           0
   Bank Notes                                      3,509       3,413
   Senior Debt                                       992         991
   Subordinated Notes                                  0           0
                                                ---------   ---------
Total Borrowings                                $ 30,582    $ 28,983
                                                =========   =========

Yield on Loan Portfolio                             4.61%       4.60%
Yield on Interest-Earning Investments               1.05        1.04
                                                ---------   ---------
   Combined Yield on Interest-Earning Assets        4.56%       4.57%

Cost of Deposits                                    1.85%       1.85%
Cost of Federal Home Loan Bank Borrowings           1.25        1.28
Cost of Other Borrowings                            1.68        1.66
                                                ---------   ---------
   Combined Cost of Funds                           1.65%       1.67%
                                                ---------   ---------

Net Interest Rate Spread (Primary Spread)           2.91%       2.90%
                                                =========   =========

Loans Sold                                      $     31    $     50

Loan and MBS Repayments and Payoffs - Month     $  1,401    $  1,323
As a % of Prior Month Loan Balances
 (Annualized)                                      21.13%      20.28%

Nonperforming Assets and Troubled Debt
 Restructured as a % of Total Assets                 .52%        .52%


                                               2003
                            ------------------------------------------
                               DEC        NOV        OCT        SEP
                            ---------  ---------  ---------  ---------
Total Assets                $ 82,550   $ 79,661   $ 77,748   $ 76,158

Cash and Investments        $  2,140   $  1,285   $  1,045   $  1,169

Loans and MBS               $ 78,311   $ 76,272   $ 74,645   $ 72,949
Adjustable Rate Mortgages
 and MBS                    $ 75,239   $ 73,222   $ 71,521   $ 69,528

Loans Originated - Month    $  3,761   $  3,276   $  3,869   $  3,698
  Percentage ARMs - Month         98%        98%        98%        97%
  Percentage Refinances -
   Month                          71%        70%        69%        67%
Loans Originated - YTD      $ 35,985   $ 32,224   $ 28,948   $ 25,079
  Percentage ARMs - YTD           94%        93%        92%        92%
  Percentage Refinances -
   YTD                            70%        70%        70%        71%

Total Deposits              $ 46,727   $ 46,489   $ 46,434   $ 46,145

Total Deposit Net
 Activity - Month           $    238   $     55   $    289   $    384

Total Deposit Net
 Activity - YTD             $  5,688   $  5,450   $  5,395   $  5,106

Federal Home Loan Bank
 Borrowings                 $ 22,000   $ 20,689   $ 20,190   $ 19,690
Other Borrowings:
   Reverse Repurchases         3,021      2,572      1,372        722
   Federal Funds Purchased         0          0        100        300
   Bank Notes                  3,016      1,971      1,837      1,490
   Senior Debt                   991        991        991        991
   Subordinated Notes              0          0          0        200
                            ---------  ---------  ---------  ---------
Total Borrowings            $ 29,028   $ 26,223   $ 24,490   $ 23,393
                            =========  =========  =========  =========

Yield on Loan Portfolio         4.61%      4.64%      4.68%      4.73%
Yield on Interest-Earning
 Investments                     .93       1.03       1.04       1.10
                            ---------  ---------  ---------  ---------
   Combined Yield on
    Interest-Earning
    Assets                      4.54%      4.61%      4.65%      4.70%

Cost of Deposits                1.85%      1.86%      1.87%      1.95%
Cost of Federal Home Loan
 Bank Borrowings                1.28       1.28       1.28       1.27
Cost of Other Borrowings        1.66       1.80       1.97       2.38
                            ---------  ---------  ---------  ---------
   Combined Cost of Funds       1.67%      1.69%      1.71%      1.78%
                            ---------  ---------  ---------  ---------

Net Interest Rate Spread
 (Primary Spread)               2.87%      2.92%      2.94%      2.92%
                            =========  =========  =========  =========

Loans Sold                      $113        $83       $205       $231

Loan and MBS Repayments
 and Payoffs - Month          $1,717     $1,543     $1,845     $1,918
As a % of Prior Month
 Loan Balances (Annualized)    27.02%     24.81%     30.35%     32.30%

Nonperforming Assets and
 Troubled Debt Restructured
 as a % of Total Assets          .51%       .52%       .54%       .56%



    CONTACT: Golden West Financial Corporation
             William C. Nunan, 510-446-3614